2026 Annual Shareholder Meeting

Powering Growth Through Integrated Payments

Nasdaq: USIO

June 10, 2026 - 10:00 AM CDT


usio
USIO NasdaqListed
Nasdaq

Nasdaq: USIO

Forward Looking **Statements**

Except for the historical information contained herein, this release contains forward-looking statements that are made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding management's intentions, beliefs, expectations, and strategies for the future, including statements regarding the Company's operating and growth strategies. Forward-looking statements can be identified by words such as "believe," "intend," "look forward," "anticipate," "schedule," "expect," and similar expressions.

These forward-looking statements are subject to risks and uncertainties inherent in the Company's business that could cause actual results to differ materially from those expressed or implied. Such risks and uncertainties include, among others, risk relating to economic conditions; the realization of anticipated benefits from the PostCredit acquisition; the Company's ability to manage growth; the loss of key resellers; relationships with the Automated Clearing House network, bank sponsors, third-party card processing providers, and merchants; the security of the Company's software, hardware, and information systems; volatility in the Company's stock price; the need for additional financing; risks associated with new tax legislation; and compliance with complex federal, state, and local laws and regulations, as well as other risks described from time to time in the Company's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

One or more of these factors have affected, and in the future, could affect, the Company's businesses and financial results and could cause actual results to differ materially from management's plans and projections. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, undue reliance should not be placed on such statements which speak as of the date hereof. The Company undertakes no obligation to update or revise any forward-looking statements, except as required by law.


Nasdaq
usio

About

- Founded in 1998
- Nacha Certified & HIPPA Compliant
- Publicly Traded: Nasdaq: USIO

Usio is a leading FinTech that operates a full stack of proprietary and integrated, cloud-based electronic payment acceptance and issuance, and embedded financial solutions to a wide range of merchants, billers, banks, service bureaus, and card issuers. Usio delivers convenient, world-class solutions and services to their clients through card, ACH payment processing, card issuing, and bill presentment.

|

Louis Hoch

Chairman, President & CEO



Full-Service Payments Platform

Payment Facilitation
Credit and debit card processing, primarily focused on our partnership-focused sales model with ISVs

ACH
Electronic payments through the ACH network, facilitating transfer of funds between bank accounts

Primarily driven through our partnership focused sales model with ISVs

Card Issuing
Physical / virtual payment cards for governments / non-profits, corporates (i.e.. incentives / promotions, expenses), and consumer fintech companies. Card issuer processing and program management.

Output Solutions
Document design, transactional print and mail, and electronic delivery for utilities, healthcare providers, governmental agencies, and manufacturing, among others

Proprietary Technology	**In-house built and maintained, leading technology platform across all business lines**			
Support	**In-House Dedicated Support Services for Clients and Partners**			
Customers	**ISV Partners**	**ISV Partners, FinTech's**	**FinTech's, Non-profits & Governments**	**Utilities, Financial Institutions**

Unique and Attractive End Markets

Usio's acquiring segment supports innovative ISVs embedding payments to fuel growth, while other segments serve FinTechs, governments, non-profits, and utilities.

	ISVs	FinTechs	Government	Nonprofits	Utilities/Financial Institutions
	onechurch software	moviepass	Harris County Texas	NYC EDC	ENGIE
	practicesuite Practice Profitably	FANCARDS	City of Phoenix	Youthful Savings	Security Service Federal Credit Union
	NextChapter	onbe	County of Los Angeles California	Arlington Community Foundation	Gexa Energy
	LEXICON	ClassWallet	City of Corpus Christi Texas		4Change energy
	BoosterHub				
Primary Products	PayFac / ACH	ACH / Card Issuing	Card Issuing/Output	Card Issuing / Output	Output Solutions

Dollars Processed


BILLIONS
$3.3
$9.5
$7.2
$5.3
$7.1
$8.4
2020
2021
2022
2023
2024
2025
Dollars Processed

usio

Nasdaq: USIO

Transactions Processed


MILLIONS
18
35
41
37
47
61
2020
2021
2022
2023
2024
2025
Transactions Processed (in millions)

usio

Nasdaq: USIO

Revenue Grew 7x Since 2016


$100
$80
$60
$40
$20
$0
MILLIONS
21%
$15
71%
$25
13%
$28
15%
$32
92%
$62
12%
$69
19%
$84.1
(1)%
$82.9
3%
$85.4
2017A
2018A
2019A
2020A
2021A
2022A
2023A
2024A
2025A

2026 Revenue Guidance of 10-12%

- Card Issuing business grew from $323K in 2016 to $19M in 2023
- Payment Facilitation grew from launching in 2018 to a $16M business in 2025
- Consolidated Gross Profits increased from $4M in 2017 to $19.7M in 2025

usio

Multiple Levers for Future Growth

Our operating leverage allows us to scale profitably as we grow

New Product Offerings

Development of new technologies such as real time payments, lending offerings, among others

New ISVs + Customers

Launch new innovative solutions: government, non-profits and corporations

Cross Sales

Drive incremental revenue by cross selling to / from other segments

Merchant Penetration of ISVs

Opportunity to continue to penetrate merchant base beyond the 62% penetration today

|

Financials

Michael White
SVP, Chief Accounting Officer



2026 Outlook

Revenue

$93.94M to $95.65M

10% Growth — 12% Growth

Adj. EBITDA

Continued Positive Adjusted EBITDA

|

GAAP Reconciliation

Non-GAAP Reconciliation	Twelve Months Ended				Three Months Ended			
	31-Dec-25		31-Dec-24		31-Mar-26		31-Mar-25	
(Values in Millions)								
Revenues	$	85.4	$	82.9	$	25.5	$	22.0
Reconciliation from Operating Income (Loss) to Adjusted EBITDA:								
Operating Income (Loss)	$	(2.4)	$	(1.5)	$	0.2	$	(0.2)
Depreciation and Amortization	$	1.7	$	2.3	$	0.2	$	0.5
EBITDA	$	(0.6)	$	0.8	$	0.5	$	0.3
Non-Cash stock-based compensation expense, net	$	1.9	$	2.1	$	0.3	$	0.4
Adjusted EBITDA	$	1.3	$	2.9	$	0.8	$	0.7
Calculation of Adjusted EBITDA Margins								
Revenues	$	85.4	$	82.9	$	25.5	$	22.0
Adjusted EBITDA	$	1.3	$	2.9	$	0.8	$	0.7
Adjusted EBITDA Margins		1.6%		3.5%		3.1%		3.0%

|

Usio

Nasdaq: USIO

Balance Sheet

Account	3/31/2026	12/31/2025
Cash	$ 7.7	$ 7.4
Restricted Cash & Settlement Funds	$ 89.6	$ 106.6
Total Assets	$ 120.2	$ 134.9
Short-term/Long-term Debt	$ 0.8	$ 0.8
Total Liabilities	$ 102.0	$ 117.0
Total Equity	$ 18.1	$ 17.9
Total Liability & Stockholder Equity	$ 120.2	$ 134.9

Payment Acceptance

Greg Carter

Chief Revenue Officer



usio *Payment Facilitation*



38%
OF Q1 2026 REVENUE (includes all card)

Payment Facilitation (PayFac) is the latest innovation in merchant acquiring, providing **frictionless merchant onboarding, enrollment and automated risk/underwriting procedures** - which have traditionally been very manual processes - to provide for mass adoption and scale in short order by way of a leveraged distribution model (one- to-many). Our **differentiated go-to-market strategy** creates loyalty and enhances customer value of the Integrated Software Vendors (ISVs) we serve. ISVs are now able to **monetize payments** flowing through their software applications, turning payments from a cost center to a revenue generating business unit.


Credit Cards Performance by Year
Transactions and dollars processed, 2020-2025
Transactions
Dollars Processed
Transactions
Dollars Processed (USD)
30M
25M
20M
15M
10M
5M
0M
$1.6B
$1.4B
$1.2B
$1.0B
$0.8B
2020
2021
2022
2023
2024
2025

HOW WE MAKE MONEY

$100 TRANSACTION		$2.5M Monthly Volume
$2.50	2.5% REVENUE TO USIO	$62,500
	COSTS	
($1.85)	74% OR 185 bps TO CARD ISSUER	$(46,250)
($0.15)	6% OR 15 bps TO CARD BRAND	$(3,750)
$0.50	Gross Revenue to USIO 20% or 50 bps	$12,500
($0.25)	50/50 SPLIT WITH PARTNER	$(6,250)
$0.25	NET 10% or 25 bps	$6,250

usio *ACH*


ACH
Transactions
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
-
2020
2021
2022
2023
2024
2025
Transactions

Usio is the Fintech leader in payments and a Nacha Certified provider that streamlines payment acceptance and minimizes processing costs. Usio provides ACH processing at a fraction of the cost than credit or debit cards. Usio is unique in that we are the **longest-tenured Nacha certified third-party sender** in our industry, has its own bank routing number, and **direct access to the Fed**. Our highest margin business, ACH provides cash we use to continue to fund and invest in our growth engines – PayFac and Card Issuing.



25%

OF Q1 2026 REVENUE

HOW WE MAKE MONEY

ON AVERAGE WE EARN

$.70

NET REVENUE PER TRANSACTION

$.41

MARGINS

70%+

ON A RETURN OR ORIGINATION

usio

Card Issuing

Jerry Uffner
SVP, Card Issuing



usio *Card Issuing*


Card Issuing
Dollars Loaded
$600,000,000
$500,000,000
$400,000,000
$300,000,000
$200,000,000
$100,000,000
$-
2020
2021
2022
2023
2024
2025
Transactions


Card Issuing
Transactions
12000000
10000000
8000000
6000000
4000000
2000000
0
2020
2021
2022
2023
2024
2025
Transactions


Card Issuing Signature
Purchase Volume
$180,000,000.00
$160,000,000.00
$140,000,000.00
$120,000,000.00
$100,000,000.00
$80,000,000.00
2020
2021
2022
2023
2024
2025
Dollars

Usio operates as both the program manager and issuer processor, providing web and mobile apps, transaction processing, customer service and compliance in **a true turn-key solution.** FinTech's, Governments, non-profits and SMBs needing a platform for expense management, funds disbursement, incentives, per diems, loyalty programs, embedded payments and more. Additionally, entities looking to **migrate away from physical checks** or cash payouts to virtual payment methods can leverage our card issuing platform. **We also offer analytics and insight into the use of funds / spend via our reporting platform.**



10%

OF Q1 2026 REVENUE

HOW WE MAKE MONEY

CLIENT FEES PER CARD CREATED

$.35-$4

INTERCHANGE PURCHASE BY MERCHANTS

1-2%

CARDHOLDER FEES & SPOILAGE

2-4%

AMOUNT LOADED TO CARDS

MARGINS

30-40%

usio

Output Solutions

Sy Green

SVP, Output Solutions



Usio Output Solutions

Usio offers document design, print and electronic delivery or via US Post Office. Perfect for entities looking to reduce postage cost, **automate the billing processes and increase operational efficiencies**. Output's customer base is primarily financial institutions, utilities, and taxing entities.


Output Mailed vs. Electronic Only
90,000,000
80,000,000
70,000,000
60,000,000
50,000,000
40,000,000
30,000,000
20,000,000
10,000,000
0
2023
2024
2025
Pieces Mailed
Electronic Documents

HOW WE MAKE MONEY

$.15-$.18
PER PRINT

$.036-$.078
PER ELECTRONIC PRESENTMENT

$.02
AVERAGE POSTAGE PER PIECE

18-22%
MARGINS



27%
OF Q1 2026 REVENUE



Product Management

Houston Frost
SVP, Chief Product Officer



usio ion

Business Money in Motion

Ion moves money, funds cards, & pays bills with full visibility.



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